EXHIBIT 10.1.2

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF

THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY

FILED WITH THE COMMISSION.***

CONFIDENTIAL TREATMENT

SECOND AMENDMENT TO

TELEMATICS SERVICES AGREEMENT

This second amendment (Amendment) is entered into this 29th day of August, 2003, by and between ATX Technologies, Inc., a Texas corporation (“ATX”), and BMW of North America, LLC, a Delaware limited liability company (“BMW”), each of whom may hereinafter be referred to individually as a party or collectively as the parties.

WHEREAS, the parties entered into a Telematics Services Agreement (the “Agreement”) dated January 1, 2002, as amended by that First Amendment to Telematics Services Agreement dated January 30, 2003; and

WHEREAS, the parties now wish to further amend and modify certain terms of the Agreement;

NOW THEREFORE, for and in consideration of the foregoing, the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS. Any capitalized terms used herein and not otherwise defined herein shall have the same meaning assigned to them in the Agreement.

2. SURVIVAL. Except as otherwise expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

3. BMW INDEMNIFICATION. Section 7.B. of the Agreement is hereby amended by deleting the word “or” following the semicolon at the end of subsection (2) and by adding the following verbiage at the end of section 7.B.:

“or (4) a BMW Center’s provisioning, provision errors, or lack of provisioning of Vehicles for Telematics Services.”

4. AMENDED EXHIBITS. Exhibits A, B and F to the Agreement, containing ATX Services, Services Bundling and Fees, and the BMW Assist Privacy Policy, respectively, are hereby amended by replacing each such Exhibit in its entirety with the new Exhibits A, B and F attached hereto.

Exhibit D to the Agreement, containing the form of Subscription Agreement is hereby amended by adding to it the Model Year 2004 form of Subscription Agreement attached hereto.

IN WITNESS WHEREOF, the parties have affixed their signatures, as of the date written above.

BMW OF NORTH AMERICA, LLC	ATX TECHNOLOGIES, INC.

By:	By:

Printed Name:	Printed Name:

Title:	Title:

By:

Printed Name:

Title:

CONFIDENTIAL TREATMENT

Exhibit A

ATX SERVICES

ATX will deliver Telematics Services to subscribers owning and/or leasing BMW vehicles equipped with a navigation system and the Akira Telematics Control Unit, as well as vehicles equipped with the Everest Telematics Control Unit.

ATX will support the development and porting of its services for registration, renewals and accessing at bmwusa.com/owner’s circle.

The following service description tables are for illustrative purposes only. The full description of service implementation and service delivery can be found in the BMW Operating Procedures.

The bundling of and fees for services are covered in Exhibit B that follows.

CONFIDENTIAL TREATMENT

Service Definition

Safety and Convenience Services

Service Name	Service Description

Automatic Collision Notification (ACN)	***

Emergency Assistance (SOS)	***

Emergency Directions (ED)	***

Roadside Assistance (RA)	***

Security system notification (SSN) Akira vehicles only (excludes E65)	***

***Confidential material redacted and filed separately with the Commission

CONFIDENTIAL TREATMENT

Service Name	Service Description

Concierge (tickets, reservations, flowers)	***

Customer Relations (CR)	***

Additional Services

Service Name	Service Description

Real time traffic (RTTI)	***

***Confidential material redacted and filed separately with the Commission

CONFIDENTIAL TREATMENT

Service Name	Service Description

Route Guidance (RG)	***

Online	Service Name	Service Description	Current Third Party Supplier
	Info (weather, news, finance, traffic, sports)	***	CNN & Westwood One/ Tele Atlas
	PIM - personal info management	***	Unknown
	Online services (e-mail, yellow pages)	***	Unknown

Teleservice (TS)		***

***Confidential material redacted and filed separately with the Commission

CONFIDENTIAL TREATMENT

Remote Door Unlock (RDU)	***

Stolen Vehicle Tracking (SVT)	***

EXHIBIT B

This exhibit is intended to outline the bundling and fees for the services listed above. The service bundling is listed by hardware platform as service delivery relies on platform capabilities.

Platform	My 2002 and earlier (MY2003 sold before 10/27/02) (CPT-8000)	Everest non-GATS & CPT8000 on MY2003 & later (>10/27/02)	Everest GATS
Service

Safety and Convenience Package	Paid by BMW NA for 3 years from in-service date	Paid by BMW NA for 1 year from in-service date

Route Guidance (RG)	Available to all customers at launch date of service as an option

***Confidential material redacted and filed separately with the Commission

CONFIDENTIAL TREATMENT

Teleservice (TS)	Not supported in TCU	Paid by BMW concurrent with enrollment period (1 year from in-service date of vehicle and continued if the customer renews safety and convenience services) See note below.

Online Package (OP), Real Time Traffic (RTTI),	Not supported in TCU	Available at launch date of service as an option

SVT and RDU service availability to be determined

Definition of hardware platforms as used above:

•	Three-year service vehicles (MY 2002 and earlier (CPT8000)): Cars equipped with Akira telematics control unit as well as the CPT 8000 phone. This category includes customers transferred from Cross Country Automotive Services (legacy customers) from February 2001 through October 27, 2002 as well as MY2003 customers that subscribed to BMW Assist prior to October 27, 2002.

•	One-year service vehicles (Everest non-GATS & MY2003 and later CPT8000 Akira vehicles registered after 10/27/02) : BMW NA launched the Everest (non-GATS) hardware platform in January 2003 on the 7 Series. Rollout of this equipment will be by Series, rather than across all Series, dependent on vehicle readiness. BMW shall not compensate ATX for any delay in the launch of the Everest platform, or subsequent loss in potential revenues.

•	The Everest (Non-GATS) vehicles are known as Akira-Everest vehicles within ATX to reflect the unique software and hardware combination.

•	One-year service vehicles (Everest): Everest hardware with GATS software launches with the BMW 5 Series (E60/61) new model (production SOP of July 2003; sales launch September 2003). The next intended application of the hardware is the 6 Series (E63/64) in early 2004, then the 7 Series (E65/66) in March of 2005 or earlier.

Fees and Assumptions for above packages:

Safety and Convenience Package:

***/year/customer (***/ vehicle / month)

•	Service fee includes incoming ATX related 800# telephone costs, data entry and acquaintance calls (3 minute target)

•	ATX specifically disclaims and BMW hereby indemnifies and holds harmless ATX from any losses whatsoever resulting from BMW, its dealers, representatives and/or agents provisioning, provision errors, or lack of provisioning of vehicles for telematics service.

***Confidential material redacted and filed separately with the Commission

CONFIDENTIAL TREATMENT

Multi-year Service Fees (MP)

For all pre-paid service renewals or extensions, the customer’s credit card will be billed for the entire retail price in one amount on a weekly billing cycle at ATX after the customer agrees to the pre-pay service. ATX will remit the BMW share to BMW within 30 days after receipt of payment from the credit card clearing house.

BMW Paid Period Remaining (Safety & Convenience Service)

Set up assumptions

1)	BMW NA pays ATX for the 1st year from in-service date. The rate shall be *** / year / car paid monthly at ***/ month.

2)	Discounted rates may be offered to clients with greater than or equal to 2 months remaining on current accounts (BMW or Client paid period), since both BMW and ATX can take advantage of the time value of money on the pre-paid amount and ATX does not incur renewal solicitation costs.

3)	If a client with less than 2 months remaining on a current account or a non-current account renews, the client must make the account “active” by subscribing at the then current annual retail price or purchase a multi-year renewal.

Discount Rates at the Center

Additional Years beyond Current Year
Total Years (Including Current Paid Year)	Total ATX Wholesale Service Fee per year (BMW NA paid)	Total ATX Wholesale Service Fee (Client paid)	Total ATX Wholesale Service Fee (Including both BMW NA paid and client paid)

BMW paid, plus 3 years	***	***	***

BMW paid, plus 2 years	***	***	***

BMW paid, plus 1 year	***	***	***

Renewal of Account by ATX Customer Care Example

If an account is renewed by an ATX representative after submission of the initial ESA, the customer is offered the current retail rates for 1, 2 or 3 additional years after the current paid period. ATX retains *** for 1 additional year, *** for 2 additional years or *** for 3 additional years. ATX then remits the balance to BMW NA. The BMW center will not be eligible for any available incentive. If still within the BMW-paid period, BMW pays *** per month to ATX for the remainder of period.

***Confidential material redacted and filed separately with the Commission

CONFIDENTIAL TREATMENT

Total Renewal or Additional Years	Total ATX Wholesale Service Fee	ATX Discount

3	***	***

2	***	***

1	***	***

Route guidance (RG)

BMW RG Product assumptions

•	The activation date of the service begins on the date that the BMW client subscribes to the service.

•	Active BMW Assist account required

•	Operator will deliver route guidance to a destination or Point of Interest (POI)

•	Operator will deliver traffic information when there are events reported on the requested route. There is currently no automatic re-routing around traffic on the requested route.

•	Service is considered a retention tool and not a profit generator

•	Target average service delivery time per event is 6 minutes.

•	The fees below are intended to compensate ATX for its service delivery and BMW NA for its airtime exposure.

1.	Plan 1 - Unlimited Usage Package

Suggested Retail Price *** annually

One upfront annual price for unlimited usage

Years Paid	ATX Wholesale Service Fee

1	***

2	***

3	***

4	***

2.	Plan 2- 10 Event Package

Suggested Retail Price of *** for 10 events per year

•	Expiration: 12 months from purchase date

•	User pays a single fee for 10 events

Number of Events	ATX Wholesale Service Fee
10	***

3.	Upgrading from Plan 2 to Plan 1

***Confidential material redacted and filed separately with the Commission

CONFIDENTIAL TREATMENT

•	ATX will credit any remaining events towards the cost of a new full year upgrade extension. For example, if 2 events remain in the 11th month, then *** of the original purchase price shall be applied to an unlimited 1 year renewal.

Teleservice (TS):

General assumptions:

•	BMW customers who do not sign up for Safety and Convenience Package during the first year of service will also not have access to the TeleService functions

•	Customers who do not renew the Safety and Convenience Package will not be allowed to use the voice features of Teleservice; BMW may elect to extend the manual and automatic service requests functions at its own discretion, in which case it will continue to pay the monthly fee below.

***/year/vehicle (Paid monthly ***/month/car)

•	ATX will “pre-screen” the Customer Relations calls

•	3rd party dispatch may be used at remote call centers to handle the voice, data, and control of the call after the transfer from ATX.

•	After confirming receipt of the call at BMW Customer Relations, the ATX response specialist can return to available status for another call.

•	ATX desires that the third party dispatch application be utilized by BMW Customer Relations within 9 months of its availability for BMW NA evaluation. Should the 9-month evaluation and implementation period elapse and the application not be utilized, ATX has the right to request that the wholesale fee be renegotiated based on the volume of subscribers and usage of the Customer Relations function during the initial roll out of the Teleservice Product.

Assumptions of Initial TeleService Implementation for Customer Relations

(Initial 9 months during 3rd party evaluation and roll out period)

•	ATX will conference the Customer Relations calls to a toll free number

•	The Customer Relations toll free number will be dedicated to BMW Assist calls to ensure priority and will be funded by Customer Relations

•	After confirming receipt of the call at the Customer Relations center, the ATX response specialist will remain on the call and in unavailable status for another call.

•	The ATX response specialist will issue the end call command when appropriate as verbally directed by the Customer Relations response specialist

Online (OP):

Online package fee includes existing content providers’ license fees, including those listed as “unknown” in the table included in Exhibit A for PIM and Online Services. This fee assumes annual billing (paid annually by the customer in advance each year, commencing with vehicle delivery and/or subscription to this service) and that the vehicle dials a 972 or other area code number, local to the ATX call center.

***Confidential material redacted and filed separately with the Commission

CONFIDENTIAL TREATMENT

On-line content providers:

Content providers and licensors can be changed, subject to BMW approval, which will not be unreasonably withheld. Investigation and integration related to a change in content providers will involve technical and economic evaluation. Approval by both parties will include documentation of responsibility for development and licensing fees. The expectation is that if ATX suggests a change in existing ATX content providers, then ATX will bear development and ongoing licensing of costs. If BMW suggests a change in content providers, BMW will bear the development cost and the difference between the current and new provider’s licensing costs. BMW will bear the full costs of the new provider if ATX continues to owe fees to the previous provider related to BMW commitments.

***/year/customer (with personalization web site)

The usage and retention *** assumptions behind this price assume a personalization web site. The availability of the web site will affect frequency and duration of customer usage as well as customer retention rates.

•	The email service of this product is completely dependent on the existence of the personalization website. Should the web site not launch, email should be delayed pending the site.

(a) Usage Assumptions

Fees are based on the usage assumptions in the following table:

	SERVICE	Avg. Number of Calls per Year per subscriber	Avg. Time Per Incident
	TS	*** times per year	*** SMS Without 3rd party, voice conferencing assumes *** minutes average per call
Safety and Convenience	ACN

Pricing based on ATX maintaining a *** capacity operations staff to meet 24 x 7 operating environment with performance metrics as expressed elsewhere in this agreement. ATX has based pricing of these services on experience since model year 1996.

ED - Average of *** per vehicle per year

SOS
RA
ED

Optional	RTTI	*** per week - *** per week (***)	*** SMS packets/request
	RG	*** per year	*** minutes
	Concierge	***
	CR	*** per year	*** minutes
	Online	*** X a day weekdays=*** *** X on weekends=***	*** minutes via WAP plus E-Mail: *** Minutes via WAP

Fee assumptions for all packages contemplate accurate service selection by customers (e.g., “Emergency” vs. “Assist”) and above usage assumptions. The parties shall evaluate actual service selection accuracy and the usage history and its impact on the

***Confidential material redacted and filed separately with the Commission

CONFIDENTIAL TREATMENT

fee structure during the annual pricing review. The fees for the subsequent calendar year shall be mutually agreed upon by the parties, taking into consideration the current year’s service selection accuracy and usage history, as well as documented cost of services, which are designed to be reduced annually through ATX efforts to improve operating efficiencies, content/third party cost reductions and economies of scale.

Safety & Convenience Package Payments

Payments for services on vehicles that remain within the BMW-paid service period in the United States will be made monthly, based upon the total quantity of covered vehicles in service for the prior month. The payment per vehicle will be one twelfth of the current annual charge.

By the tenth of each month, BMW NA will provide ATX with a count of Akira and Everest-equipped vehicles delivered the prior month, as well as any vehicles removed from service. On the basis of such count less waived customers, ATX will calculate the running total of vehicles in BMW paid service and bill BMW NA accordingly. BMW shall make payment to ATX, in the manner requested by ATX, net 30 days. Each month, ATX will advise BMW of the total quantity of active Safety & Convenience Package subscribers, as well as the subscriber count by service expiration month.

Since Akira-equipped vehicles had been delivered to retail customers as early as January 15, 2001, prior to the formal initiation of service with ATX on January 1, 2002, BMW provided to ATX a list of the Akira-equipped vehicles (“legacy vehicles”) delivered to retail customers each month in 2001. These vehicles formed the basis of ATX’s first bill to BMW.

Customers will have the option to pre-pay for future annual renewals of the Safety & Convenience Package at the point of vehicle sale (POS). The Parties agree that at initial launch of the pre-paid Telematics Services, the customer will be required to pre-pay for future years of the Safety & Convenience Package with a credit card. BMW may establish other methods of customer payment after the program is launched. ATX agrees to work in good faith with BMW to establish other methods of customer payment, as BMW may deem appropriate. Since ATX receives payment, ATX shall retain its current agreed wholesale optional package fee for the entire year(s) and remit the balance of the retail price to BMW. ATX will advise BMW each month of the total quantity of active subscribers per optional package, as well as the subscriber count by service expiration months.

After the BMW or customer pre-paid period expires, ATX will be responsible for the solicitation and renewal of the Safety & Convenience Package with the current BMW owner. Renewal efforts shall be coordinated with BMW and shall be undertaken via the subscriber’s preferred communication format, e.g., postal mail, e-mail, and/or telephone. ATX will not contact customers while they are in the vehicle, via the telematic device and service to solicit renewals. ATX will bear the entire costs associated with renewal activities. ATX will bill customers annually for renewal charges. On a monthly basis and for each payment made by a customer, ATX shall retain the agreed upon wholesale service fees and remit the balance of the retail fee to BMW.

CONFIDENTIAL TREATMENT

Within 5 business days after the end of the month, all funds due to BMW (net of ATX fees) will be wired to a BMW account and all required reports will be provided electronically to BMW’s Finance & Administration department, program management and/or other groups reasonably necessary as required by BMW. This structure provides for the timely and clean transfer of funds, minimizes the number of wire transfers between companies and fulfills ATX’s requirement of payment prior to the rendering of services.

•	Optional Products

Customers will be solely responsible for the annual pre-payment of optional packages. The Parties agree that at initial launch of the Telematic Services, customer will be required to pay for the optional packages with a credit card. BMW may establish other methods of payment after the program is launched. ATX agrees to work in good faith with BMW to establish other methods of customer payment, as BMW may deem appropriate. ATX shall retain its current agreed wholesale optional package fee for the entire year and remit the balance of the retail fee to BMW. ATX will advise BMW each month of the total quantity of active subscribers per optional package, as well as the subscriber count by expiration month.

After the initial customer-paid period expires, ATX will be responsible for the solicitation and renewal of the optional package(s) with the current BMW owners. ATX will be responsible for maintaining a valid subscriber agreement with the customer. All costs associated with these activities will be borne in their entirety by ATX.

Within 5 business days after the end of the month all funds due to BMW (net of ATX fees) will be wired to a BMW account and all requested reports provided electronically to BMW’s Finance & Administration department, program management and other appropriate groups. This structure provides for the timely and clean transfer of funds, minimizes the number of wire transfers between companies and fulfills ATX’s requirement of payment prior to the rendering of services.

(b) In the event that BMW wishes to extend a free period of service of these optional packages to select customers, BMW shall pay ATX for these services on a monthly basis (one twelfth of the current wholesale rate) for the subject vehicles.

CONFIDENTIAL TREATMENT